August 13, 1998

                      Amendment to Semi-Annual Report
                       International Small Cap Fund
                            Global Equity Fund
                          Retirement Income Fund


     The following amends information contained in the 1998 Semi-
Annual Report to shareholders of Retirement Income Fund and
Global Equity Fund:

Retirement Income Fund
Statement of Changes in Net Assets

The net increase in net assets for the six months ended 5/31/98 should be $220,141.


Retirement Income Fund
Financial Highlights

For Retirement Income Fund A Class, the net realized and unrealized gain on investment transactions for the period
12/01/97 to 5/31/98 should be $0.385.

For Retirement Income Fund Institutional Class, the ratio of net investment income to average net assets for the period 12/01/97 to 5/31/98 should be 5.96%.


Global Equity Fund
Statement of Changes in Net Assets

Total proceeds from shares sold for the period 7/22/97 to 11/30/97 should be $3,006,317.